UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2019

AGILENT TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15405	77-0518772
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5301 Stevens Creek Boulevard, Santa Clara, CA		95051
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (408) 345-8886

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter) ☐.

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.Entry Into a Material Definitive Agreement.

On October 21, 2019, Agilent Technologies, Inc. (the “Company”) entered into Amendment No. 2 to Credit Agreement among the Company, the lenders party thereto and BNP Paribas, as Administrative Agent (the “Incremental Amendment”), which amends that certain Credit Agreement dated as of March 13, 2019, among the Company, the lenders party thereto and BNP Paribas, as Administrative Agent, as amended by Amendment No. 1 Credit Agreement and Incremental Assumption Agreement, dated as of August 7, 2019 (as amended, the “Credit Agreement”).  The Credit Agreement permitted the Company to establish incremental facilities (the “Initial Incremental Facilities”) in an aggregate amount of up to $500,000,000.  The Company previously utilized the Initial Incremental Facilities in full. The Incremental Amendment refreshes the amount available for additional incremental term loan facilities (the “Additional Incremental Facilities”) to permit Additional Incremental Facilities of up to $500,000,000.  The proceeds of any term loans under the Additional Incremental Facilities will be used for working capital and general corporate purposes of the Company and its subsidiaries.  The Company is not borrowing under the Additional Incremental Facilities at this time.

The Incremental Amendment contains customary representations and warranties as well as customary covenants. Loans under the Additional Incremental Facilities are subject to the representations and warranties, affirmative and negative covenants and events of default applicable to loans under the Credit Agreement.

The description of the Incremental Amendment contained herein is qualified in its entirety by reference to the Incremental Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Some of the lenders under the Additional Incremental Facilities and/or their respective affiliates have from time to time performed and may in the future perform various commercial banking, investment banking and other financial advisory services for the Company and/or its subsidiaries in the ordinary course of business, for which they received or will receive customary fees and commissions.

Item 2.03.Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01.Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Amendment No. 2 to Credit Agreement dated as of October 21, 2019, by and among the Company, the Lenders party thereto and BNP Paribas, as Administrative Agent.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGILENT TECHNOLOGIES, INC.

	By:	/s/ P. Diana Chiu
	Name:	P. Diana Chiu
	Title:	Vice President, Assistant General Counsel and Assistant Secretary

Date: October 22, 2019

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